PROPERTY, PLANT AND EQUIPMENT (Tables)	12 Months Ended
Dec. 31, 2013
PROPERTY, PLANT AND EQUIPMENT
Property, Plant and Equipment

The cost and accumulated depreciation of property, plant and equipment were as follows (dollars in millions):

	December 31,
	2013	2012
Land	$159	$151
Buildings	730	666
Plant and equipment	6,617	6,270
Construction in progress	613	549

Total	8,119	7,636
Less accumulated depreciation	(4,360)	(3,980)

Net	$3,759	$3,656